UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 22, 2014

HAWAIIAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31443	71-0879698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3375 Koapaka Street, Suite G-350, Honolulu, HI 96819

(Address of Principal Executive Offices) (Zip Code)

(808) 835-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On July 22, 2014 the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

All of the information furnished in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 7.01.     Regulation FD Disclosure.

On July 22, 2014, Hawaiian Airlines, Inc., a wholly-owned subsidiary of Hawaiian Holdings, Inc., issued a press release announcing the signing of a Memorandum of Understanding with airline manufacturer Airbus to acquire six new A330neo aircraft beginning in 2019, with rights to purchase an additional six aircraft, which order will replace Hawaiian Airlines’ previous 2017 order for six A350XWB-800s.   A copy of the press release is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

All of the information furnished in this report (including Item 2.02, Item 7.01 and Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporate language in such filings.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Hawaiian Holdings Reports 2014 Second Quarter Financial Results, Press Release, Dated July 22, 2014
99.2	Hawaiian Airlines to order six A330-800neo aircraft and cancel order for A350XWB-800 aircraft, Press Release, Dated July 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2014

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Scott E. Topping
		Name:	Scott E. Topping
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Hawaiian Holdings Reports 2014 Second Quarter Financial Results, Press Release, Dated July 22, 2014
99.2	Hawaiian Airlines to order six A330-800neo aircraft and cancel order for A350XWB-800 aircraft, Press Release, Dated July 22, 2014